                                                                    Exhibit 99.4

WESTINGHOUSE ELECTRIC CORPORATION
SPECIAL ITEMS INCLUDED IN RESULTS OF OPERATIONS
THREE MONTHS AND SIX MONTHS ENDED JUNE 30, 1997 AND 1996
(in millions except per share amounts) (unaudited)

                                                 THREE MONTHS ENDED
                                                    MARCH 31, 1996

                                                 PRE-TAX   AFTER-TAX   PER-SHARE
                                                  AMOUNT     AMOUNT      IMPACT
                                                 -------     ------      ------
CONTINUING OPERATIONS:
Operating Profit:
   Restructuring                                   ($123)
   Litigation matters                               (486)
   Impairment of assets                              (15)
   Environmental remediation activities                -
   Other                                             (30)
                                                   ------
        Total impact on operating profit            (654)     ($433)
                                                   ------
Other income and expense:
   Gain on the sale of an investment                   -
   Pension settlement                                  -
   Loss on assets held for sale                     (152)
                                                   ------
        Total impact on other income & exp.         (152)       (99)
                                                   ------     ------

        Total impact on Continuing Operations      ($806)      (532)     ($1.21)
                                                   ======

DISCONTINUED OPERATIONS:
        Net gain on disposal of businesses                    1,018        2.32


EXTRAORDINARY ITEM:
        Loss on early extinguishment of debt                    (63)      (0.14)
                                                              ------     ------

NET AMOUNT OF SPECIAL ITEMS                                    $423       $0.97
                                                             ======      ======

WESTINGHOUSE ELECTRIC CORPORATION
SPECIAL ITEMS INCLUDED IN RESULTS OF OPERATIONS
THREE MONTHS AND SIX MONTHS ENDED JUNE 30, 1997 AND 1996
(in millions except per share amounts) (unaudited)

                                                           THREE MONTHS ENDED                     SIX MONTHS ENDED
                                                              JUNE 30, 1996                        JUNE 30, 1996

                                                      PRE-TAX   AFTER-TAX  PER-SHARE       PRE-TAX   AFTER-TAX  PER-SHARE
                                                       AMOUNT     AMOUNT    IMPACT         AMOUNT     AMOUNT     IMPACT
                                                       ------     ------    ------         ------     ------     ------
CONTINUING OPERATIONS:
Operating Profit:
   Restructuring                                            -                                ($123)
   Litigation matters                                       -                                 (486)
   Impairment of assets                                     -                                  (15)
   Environmental remediation activities                 ($175)                                (175)
   Other                                                    -                                  (30)
                                                        ------                               ------
        Total impact on operating profit                 (175)     ($114)                     (829)     ($547)
                                                        ------                               ------
Other income and expense:
   Gain on the sale of an investment                        -                                    -
   Pension settlement                                       -                                    -
   Loss on assets held for sale                             -                                 (152)
                                                        ------                               ------
        Total impact on other income & exp.                 -          -                      (152)       (99)
                                                        ------    ------                     ------     ------


        Total impact on Continuing Operations           ($175)      (114)     ($0.26)        ($981)      (646)     ($1.46)
                                                        ======                               ======

DISCONTINUED OPERATIONS:
        Net gain on disposal of businesses                             -           -                    1,018        2.32


EXTRAORDINARY ITEM:
        Loss on early extinguishment of debt                           -           -                      (63)      (0.14)
                                                                  ------      ------                    -----       -----

NET AMOUNT OF SPECIAL ITEMS                                        ($114)     ($0.26)                    $309       $0.72
                                                                  ======      ======                    =====       =====

WESTINGHOUSE ELECTRIC CORPORATION
SPECIAL ITEMS INCLUDED IN RESULTS OF OPERATIONS
THREE MONTHS AND SIX MONTHS ENDED JUNE 30, 1997 AND 1996
(in millions except per share amounts) (unaudited)

                                                          THREE MONTHS ENDED                     NINE MONTHS ENDED
                                                            SEPT 30, 1996                          SEPT 30, 1996

                                                    PRE-TAX   AFTER-TAX  PER-SHARE       PRE-TAX   AFTER-TAX  PER-SHARE
                                                     AMOUNT     AMOUNT    IMPACT          AMOUNT    AMOUNT     IMPACT
                                                     ------     ------    ------          ------    ------     ------
CONTINUING OPERATIONS:
Operating Profit:
   Restructuring                                          -                                ($123)
   Litigation matters                                     -                                 (486)
   Impairment of assets                                   -                                  (15)
   Environmental remediation activities                   -                                 (175)
   Other                                                  -                                  (30)
                                                     ------                               ------
        Total impact on operating profit                  -         -                       (829)    ($547)
                                                     ------                               ------
Other income and expense:
   Gain on the sale of an investment                      -                                    -
   Pension settlement                                     -                                    -
   Loss on assets held for sale                           -                                 (152)
                                                     ------                               ------
        Total impact on other income & exp.               -         -                       (152)      (99)
                                                     ------    ------                     ------    ------

        Total impact on Continuing Operations             -         -                      ($981)     (646)          ($1.46)
                                                     ======                               ======

DISCONTINUED OPERATIONS:
        Net gain on disposal of businesses                          -           -                    1,018             2.30


EXTRAORDINARY ITEM:
        Loss on early extinguishment of debt                      (30)     ($0.06)                     (93)           (0.21)
                                                               ------      ------                   ------           ------

NET AMOUNT OF SPECIAL ITEMS                                      ($30)     ($0.06)                    $279            $0.63
                                                               ======      ======                   ======           ======

WESTINGHOUSE ELECTRIC CORPORATION
SPECIAL ITEMS INCLUDED IN RESULTS OF OPERATIONS
THREE MONTHS AND SIX MONTHS ENDED JUNE 30, 1997 and 1996
(in millions except per share amounts) (unaudited)

                                                       THREE MONTHS ENDED                           TWELVE MONTHS ENDED
                                                          DEC 31, 1996                                  DEC 31, 1996

                                                   PRE-TAX     AFTER-TAX    PER-SHARE       PRE-TAX    AFTER-TAX      PER-SHARE
                                                    AMOUNT       AMOUNT       IMPACT         AMOUNT      AMOUNT         IMPACT
                                                    ------       ------       ------         ------      ------         ------
CONTINUING OPERATIONS:
Operating Profit:
   Restructuring                                     ($150)                                   ($273)
   Litigation matters                                    -                                     (486)
   Impairment of assets                                  -                                      (15)
   Environmental remediation activities                  -                                     (175)
   Other                                                 -                                      (30)
                                                   -------                                 --------
        Total impact on operating profit              (150)        ($91)                       (979)       ($638)
                                                   -------                                 --------
Other income and expense:
   Gain on the sale of an investment                     -                                        -
   Pension settlement                                    -                                        -
   Loss on assets held for sale                          -                                     (152)
                                                   -------                                 --------
        Total impact on other income & exp.              -            -                        (152)         (99)
                                                   -------        -----                    --------     --------

        Total impact on Continuing Operations        ($150)         (91)        ($0.20)     ($1,131)        (737)         ($1.66)
                                                   =======                                 ========

DISCONTINUED OPERATIONS:
        Net gain on disposal of businesses                            -                                    1,018            2.30


EXTRAORDINARY ITEM:
        Loss on early extinguishment of debt                          -                                      (93)          (0.21)
                                                                  -----         ------                  --------          ------

NET AMOUNT OF SPECIAL ITEMS                                        ($91)        ($0.20)                     $188           $0.43
                                                                  =====         ======                  ========          ======

WESTINGHOUSE ELECTRIC CORPORATION
SPECIAL ITEMS INCLUDED IN RESULTS OF OPERATIONS
THREE MONTHS AND SIX MONTHS ENDED JUNE 30, 1997 AND 1996
(in millions except per share amounts) (unaudited)

                                                       TWELVE MONTHS ENDED                          TWELVE MONTHS ENDED
                                                          DEC 31, 1995                                 DEC 31, 1994

                                                   PRE-TAX     AFTER-TAX    PER-SHARE       PRE-TAX    AFTER-TAX      PER-SHARE
                                                    AMOUNT       AMOUNT       IMPACT         AMOUNT      AMOUNT         IMPACT
                                                    ------       ------       ------         ------      ------         ------
CONTINUING OPERATIONS:
Operating Profit:
   Restructuring                                       ($83)                                   ($19)
   Litigation matters                                  (236)                                      -
   Impairment of assets                                   -                                       -
   Environmental remediation activities                   -                                       -
   Other                                                  -                                       -
                                                    --------                                --------
        Total impact on operating profit               (319)       ($198)                       (19)        ($12)
                                                    --------                                --------
Other income and expense:
   Gain on the sale of an investment                    115                                       -
   Pension settlement                                     -                                    (308)
   Loss on assets held for sale                           -                                       -
                                                    -------                                 --------
        Total impact on other income & exp.             115           66                       (308)        (195)
                                                    -------        ------                   --------    ---------

        Total impact on Continuing Operations         ($204)        (132)        ($0.32)      ($327)        (207)         ($0.54)
                                                    ========                                ========

DISCONTINUED OPERATIONS:
        Net gain (loss) on disposal of businesses                    (76)        ($0.19)                       -               -


EXTRAORDINARY ITEM:
        Loss on early extinguishment of debt                           -              -                        -               -
                                                                   ------        -------                 ---------        -------

NET AMOUNT OF SPECIAL ITEMS                                        ($208)        ($0.51)                   ($207)         ($0.54)
                                                                   ======        =======                 =========        =======